SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 28, 2004


                            FOCUS ENHANCEMENTS, INC.
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             (Exact name of registrant as specified in its charter)


   DELAWARE                          1-11860                     04-3144936
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


        1370 Dell Ave., Campbell, CA                           95008
        -----------------------------                          -----
 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (408) 866-8300


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Item 5. Other Events

Press Release

         On January 28, 2004, FOCUS Enhancements, Inc. announced that it had entered into an Agreement and Plan of Reorganization (pursuant to Section
368(a)(1)(C) of the Internal Revenue Code) to acquire substantially all the assets and assume certain liabilities of Visual Circuits Corporation, located in Minneapolis, Minnesota, solely in exchange for voting common stock of FOCUS Enhancements valued at $8.5 million, as well as an additional 150,000 shares of voting common stock of FOCUS Enhancements, subject to certain conditions. Based upon a January 27, 2003 closing price of $2.67 with respect to the 150,000 shares of such common stock, the transaction presently has an aggregate value of approximately $8.9 million. The final number of shares of such common stock to be delivered at the closing of the transaction will be calculated pursuant to the terms of the Reorganization Agreement, a copy of which is included as
Exhibit 2.1 hereto. FOCUS Enhancements also announced that it had signed a letter of intent to acquire COMO Computer & Motion GmbH located in Kiel, Germany, for common stock worth approximately $1.8 million.

         The acquisitions of VCC and COMO are each subject to the approval of their respective shareholders. The VCC acquisition is anticipated to close by April 30, 2004, and will require approval and a declaration of effectiveness by the SEC of an S-4 registration statement covering the FOCUS Enhancements voting common shares to be issued to VCC. FOCUS Enhancements anticipates VCC will subsequently distribute a substantial majority of the newly registered voting common shares to its equity holders pursuant to a plan of liquidation and distribution. The COMO acquisition is expected to close by March 31, 2004. Both acquisitions can be terminated under certain conditions and both allow for hold backs of certain amounts of the share consideration.

         Finally, FOCUS Enhancements announced recent developments regarding its FS454 chip.

Forward-Looking Statements

This Form 8-K, including the news release attached as an exhibit hereto, contains forward-looking statements regarding future events or results, including current expectations of financial results; the proposed acquisition of Visual Circuits' assets and the stock of COMO; the timing and execution of the close of the acquisitions and subsequent integration of assets and/or businesses; and synergies with the companies and related benefits envisioned by Focus Enhancements. Focus cautions readers that such statements are, in fact, predictions that are subject to risks and uncertainties, and that actual events or results may differ materially. Factors that could cause actual events or results to differ materially include: the inability to close, or delays in closing, the acquisitions; the ability to successfully integrate the assets and/or businesses, management teams and processes of the companies; the actual amount of charges and transaction expenses associated with the acquisition; the ability to realize expected synergies with the companies and the related benefits envisioned by Focus; the possibility that the purchase price, and thus the number of shares of common stock to be issued and the amount of cash to be paid, may change due adjustments of the purchase price that is provided for in the agreements; the response by customers of Focus Enhancements, Visual Circuits, and/or COMO to the acquisitions; and market conditions. Other factors that could cause actual events or results to differ materially from those in the forward-looking statements are included in Focus Enhancements' filings with the Securities and Exchange Commission (SEC), specifically Focus' Form 10-KSB filed in March 2003 and Form 10-Q filed in November 2003. Focus undertakes no obligation to update its forward-looking statements at any time or for any reason.

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Additional Information And Where To Find It

Focus intends to file a registration statement on Form S-4 in connection with the proposed acquisition of substantially all of the assets and assumption of specified liabilities of Visual Circuits and Visual Circuits intends to mail a proxy statement/prospectus to its stockholders in connection with the transaction. Investors and security holders of Visual Circuits are urged to read the proxy statement/prospectus when it becomes available because it will contain important information about Focus and Visual Circuits and the transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus, when it becomes available, at the SEC's website at www.sec.gov. A free copy of the proxy statement/prospectus may also be obtained from Focus or Visual Circuits and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Visual Circuits in favor of the transaction. Information regarding Focus' executive officers and directors is contained in Focus' Form 10-K for the year ended December 31, 2002 and its proxy statement dated November 5, 2003, both of which are filed with the SEC.

In addition to the registration statement on Form S-4 to be filed by Focus in connection with the transaction, and the proxy statement/prospectus to be mailed to the stockholders of Visual Circuits in connection with the transaction, Focus files annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference rooms located at 450 Fifth Street, N.W., Washington, D.C. 20549, or any of the SEC's other public reference rooms. Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms. The reports, statements and other information filed by Focus with the SEC are also available for free at the SEC's website at www.sec.gov. Free copies of these reports, statements and other information may also be obtained from Focus.


Item 7. Exhibits

Exhibit Number    Description
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 2.1              Agreement  and Plan of  Reorganization  By And  Between  Focus
                  Enhancements,  Inc.  and  Visual  Circuits  Corporation  Dated
                  January 27, 2004 (excluding exhibits and schedules)

99.1              Press Release "Focus  Enhancements  Announces  Acquisition And
                  Letter Of Intent"

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         FOCUS ENHANCEMENTS, INC.




Date:  January 28, 2004                   /s/ Gary Williams
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                                          Name:      Gary Williams
                                          Title:     Principal Financial Officer
                                                     Vice President of Finance
                                                     & CFO

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